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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  August 25, 1998
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                      NATIONSBANC MONTGOMERY FUNDING CORP.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                333-48879                   56-193-0085
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(State or Other Jurisdiction  (Commission File             (I.R.S. Employer
     of Incorporation)            Number)                Identification No.)


100 North Tryon Street,  Charlotte, North Carolina                   28255
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (704) 386-2400
                                                  ------------------------------

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         (Former Name or Former Address, if Changed Since Last Report: )



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Item 5.     Other Events

         On August 25, 1998, NationsBanc Montgomery Funding Corp. (the "Sponsor") entered into a Pooling and Servicing Agreement, dated as of August 1, 1998 (the "Pooling and Servicing Agreement"), by and among, the Sponsor, as sponsor, NationsBanc Mortgage Corporation, as master servicer (in such capacity, the "Master Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

         On August 25, 1998, the Sponsor entered into a Mortgage Loan Sale Agreement, dated as of August 25, 1998 (the "Mortgage Loan Sale Agreement"), by and between, NationsBanc Mortgage Corporation, as seller (in such capacity, the "Seller"), and the Sponsor, as purchaser. The Mortgage Loan Sale Agreement is annexed hereto as Exhibit 99.2.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement, dated as of August 1, 1998, by and among, the Sponsor, the Master Servicer, and the Trustee, providing for the issuance of the Certificates.

         99.2 The Mortgage Loan Sale Agreement, dated as of August 25, 1998, by and between, the Seller and the Purchaser, providing for the sale of the Mortgage Loans.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NATIONSBANC MONTGOMERY
                                                  FUNDING CORP.


                                               By:  /s/ Robert J. Perret
                                                  --------------------------
                                                  Name:  Robert J. Perret
Date:  August 25, 1998                            Title:  Senior Vice President





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                                  Exhibit Index


Exhibit                                                                   Page
-------                                                                   ----

99.1     Pooling and Servicing Agreement (without Exhibits)                  5

99.2     Mortgage Loan Sale Agreement (without Exhibits)                   106



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